UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-08900

Buffalo Large Cap Fund, Inc.
(Exact name of registrant as specified in charter)

5420 West 61st Place
Shawnee Mission, KS 66205
(Address of principal executive offices) (Zip code)

Kent W. Gasaway
5420 West 61st Place
Shawnee Mission, KS 66205
(Name and address of agent for service)

(913) 384-1513
Registrant’s telephone number, including area code

Date of fiscal year end: March 31, 2004

Date of reporting period:  March 31, 2004

Item 1. Report to Stockholders.

BUFFALO FUNDS®

Balanced Fund High Yield Fund Large Cap Fund Mid Cap Fund Science & Technology Fund Small Cap Fund USA Global Fund

ANNUAL REPORT
March 31, 2004

MESSAGE
To Our Shareholders

        This has been a trying twelve months for investors in mutual funds — not from a return perspective, as performance for most mutual funds has been positive — but from the continuing scandals within the mutual fund complexes themselves. While we were, and are still, dismayed by many of the revelations of the abusive practices being undertaken by some in our industry, we are encouraged that regulators have seen fit to require more and better disclosures and to seek to bring indictments against those not acting in their shareholders’ best interests. We feel the mutual fund industry has only been made stronger and more shareholder-friendly as a result of these investigations.

        Added to this is the continuing rise of institutional and shareholder activism which is beginning to force company managements to operate their businesses in a more long-term shareholder-friendly manner. This combination of awareness, regulatory scrutiny and activism should help protect and better serve mutual fund shareholders in the future, and if anything has made mutual funds a better place to invest than the past.

        We continue to add seasoned portfolio managers and analysts to our team who believe in our underlying approach to identifying companies which will benefit from fundamental long-term trends and the use of analysis of both business models and valuations to identify appropriate investments. We will continue to operate and manage our Funds with a team approach and with a focus on the long-term.

        As fellow shareholders, we thank you for your confidence and support, and trusting your investments with us.

        Sincerely,

Kent W. Gasaway
President
Buffalo Funds

Past performance does not guarantee future results. Mutual fund investing involves risk; loss of principle is possible. Please see the following Annual Report for the Funds’ holdings information.

Dollar cost averaging does not assure a profit or protect against loss in declining markets; investors should consider their financial ability to continue purchases through periods of low price levels.

PORTFOLIO MANAGEMENT REVIEW

        The twelve month period ending March 31, 2004 was a rewarding one in general for equity investors, with the S&P 500 Index gaining 35.12%, its first gain after three successive years of negative returns. Our message to shareholders last year was to dollar-cost average and keep focused on the longer-term. As we saw a bottoming in sentiment in late 2002, equity investors who had stayed the course or added exposure were amply rewarded during the year. The market, true to form, had anticipated correctly the improving economic conditions we are experiencing today.

        As we write this, Alan Greenspan has indicated an upward bias to the direction of interest rates. Because we have felt for sometime that interest rates were unsustainably low, we’ve trimmed positions which we felt might suffer in an environment of rising interest rates, and added to sectors that are more defensive in nature and attractively priced. Generally speaking, we’ve been inclined to trim positions in areas such as homebuilding, furniture, autos and certain richly valued technology areas, while at the same time adding weight to healthcare and consumer staples, for example. The upward bias to rates should suggest that the economy is indeed improving, and a pick-up in employment is just beginning.

        While some of the positive returns to our Funds were certainly helped by strength in the broader equity markets, our Funds continued to benefit from our focus on long-term growth and valuation discipline, with all of the Buffalo equity funds beating their respective benchmarks over the past twelve months. Please see the investment results table, which outlines the performance for each of the Funds.

        Buffalo Small Cap Fund  saw strong performance in healthcare, technology, gaming and education in particular, with names such as First Horizon Pharmaceutical Corp., Elan Corp. and SanDisk Corp. doing particularly well and helping the Fund to beat its benchmark. Several holdings were added based upon our long-term trend and fundamental analyses including Oxford Industries, Inc. (which owns the fast growing Tommy Bahama brand), Charles River Laboratories International, Inc. (which provides tools for drug development) and WMS Industries Inc. (a manufacturer of casino gaming devices).

        The Buffalo Mid Cap Fund benefited from our sector weightings as well as stock selection, both helping the Fund beat its benchmark. Technology in general, along with stocks such as Atmel Corp., AU Optronics Corp., National Semiconductor Corp., and Invitrogen Corp. helped to lead the Fund’s performance. Examples of stocks added to the portfolio which met our investment criteria include Altera Corp. (programmable logic semiconductors), Millipore Corp. (provider of tools and services for drug development and discovery) and Royal Caribbean Cruises Ltd. (a cruise line operator).

        Buffalo Large Cap Fund  also beat its benchmark, greatly benefiting from its technology holdings and stocks such as Scientific-Atlanta, Inc., Carnival Corp. and Diebold, Inc. helping performance. Some of the Fund’s healthcare selections hindered performance including Merck & Co. Inc. and Schering-Plough Corp. Southwest Airlines Co. was also a disappointing holding. Examples of stocks which met our investment criteria and were added to the portfolio include Aventis S.A. (a global pharmaceutical company), Teva Pharmaceutical Industries Ltd. (primarily a generic drug manufacturer) and Electronic Arts Inc. (a maker of software based games for computers and other gaming platforms).

        The Buffalo USA Global Fund continues to perform well, beating the S&P 500 Index, the Lipper Global Funds Index and the Lipper Capital Appreciation Funds Index. The Fund’s performance was driven by its weighting in technology and individual stock selection. The Fund’s stock selections were also helped by the U.S. Dollar’s continued weakness abroad which benefits U.S. companies selling goods and services overseas. Stocks such as Agilent Technologies, Inc., National Semiconductor Corp. and McDonald’s Corp. were particularly strong for the year. The Fund’s performance was held back by some of the healthcare holdings such as Johnson & Johnson and Schering-Plough Corp. However, with an economic recovery underway and the potential for rising interest rates and attractive valuations, we believe the healthcare sector should help the Fund for the coming year. We added global energy sector exposure with stocks such as Kerr-McGee Corp., ChevronTexaco Corp. and Exxon Mobile Corp. With worldwide economic growth accelerating, the Fund should continue to benefit from its relatively unique investment objective of investing only in U.S. companies that generate a substantial component of their revenues from overseas sources.

        As one might imagine, given the strength in the equity markets in general, the Buffalo Science & Technology Fund had a good year, driven in large part by our semiconductor related exposure. Stocks such as Atmel Corp., Lam Research Corp. and SanDisk Corp. performed very well. However, given the steep climb of some of our technology holdings, we began paring back certain semiconductor and other technology names, and adding weight in the science/healthcare sector. While some of the healthcare holdings held back the Fund’s overall performance, we also added stocks such as Elan Corp., Teva Pharmaceutical Industries Ltd. and AU Optronics Corp. (all three discussed previously), which were healthy contributors to the Fund’s positive performance.

        In the Buffalo Balanced Fund, we have kept the mix between bonds and stocks at approximately a 50/50% mix, with most stocks yielding above 2%. With our fixed income holdings, we are primarily focusing on higher yielding issuers and shorter-term convertibles which should help to buffer the Fund from a future rise in interest rates. The Fund outperformed the Lipper Balanced Funds Index for the year ended March 31, 2004, helped by the returns from both bonds and stocks. Because of our concern for the potential for rising interest rates, we have let cash build somewhat as we look for higher bond yields and appropriate equities.

        The Buffalo High Yield Fund posted another positive year, with a return of over 18%. Due to historically low interest rates and historically low corporate yield spreads, we have let cash build in the Fund as we anticipate a generally higher level of interest rates as the economy strengthens. While the build-up in cash may have held back the Fund’s relative performance slightly, our interest has been in the long-term and positioning the Fund for the future. We patiently wait for appropriate returns to compensate for the risks inherent in investing in high yield bonds.

        Thank you for your continued confidence in the Buffalo Funds.

        Sincerely,

John C. Kornitzer President	Kent W. Gasaway Sr. Vice President

Robert Male Sr. Vice President	Grant P. Sarris Sr. Vice President

William J. Kornitzer III Sr. Vice President

Buffalo Balanced Fund Hypothetical Growth of a $10,000 Investment

      *   8/12/94 inception

   **   unmanaged indices

[1]	The performance figure shown for comparison purposes is a weighted average made up of 60% of the S&P 500 Index and 40% of the Merrill Lynch U.S. Domestic Master Index.

The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.

The Merrill Lynch U.S. Domestic Master Index is a capitalization weighted aggregation of outstanding U.S. treasury, agency and supranational, mortgage pass-through and investment grade corporate bonds meeting specified criteria.

Buffalo High Yield Fund Hypothetical Growth of a $10,000 Investment

      *   5/19/95 inception

   **   unmanaged bond index

           The Merrill Lynch High Yield Master Index is an unmanaged index comprised of over 1,200 high yield bonds representative of the high yield bond market as a whole.

Buffalo Large Cap Fund Hypothetical Growth of a $10,000 Investment

      *   5/19/95 inception

   **   unmanaged stock index

The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.

Buffalo Mid Cap Fund Hypothetical Growth of a $10,000 Investment

      *   12/17/01 inception

   **   unmanaged stock index

The S&P Midcap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is a market-weighted index with each stock affecting the index in proportion to its market value.

Buffalo Science & Technology Fund Hypothetical Growth of a $10,000 Investment

      *   4/16/01 inception

   **   unmanaged stock index

The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.

Buffalo Small Cap Fund Hypothetical Growth of a $10,000 Investment

      *   4/14/98 inception

   **   unmanaged stock index

The S&P Smallcap 600 Index consists of 600 domestic stocks chosen for market size, liquidity, bid-asked spread, ownership, share turnover and number of no-trade days and industry group representation.

Buffalo USA Global Fund Hypothetical Growth of a $10,000 Investment

      *   5/19/95 inception

   **   unmanaged stock index

The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.

Investment Results — Total Returns as of March 31, 2004

	AVERAGE ANNUAL

	THREE MONTHS	ONE YEAR	FIVE YEARS	SINCE INCEPTION

Buffalo Balanced Fund (inception date 8/12/94)	3.69%	33.50%	5.03%	7.24%
S&P 500 Index	1.69%	35.12%	-1.20%	11.62%
S & P 500 Index & Merrill Lynch U.S. Domestic
Master Index Weighted Average	2.07%	23.24%	2.20%	10.11%
Lipper Balanced Funds Index	2.39%	25.10%	3.11%	9.01%

Buffalo High Yield Fund (inception date 5/19/95)	1.76%	18.56%	8.76%	9.09%
Merrill Lynch High Yield Master Index	2.23%	21.67%	5.71%	7.33%
Lipper High Yield Bond Funds Index	1.79%	21.15%	2.64%	5.50%

Buffalo Large Cap Fund (inception date 5/19/95)	1.74%	40.05%	3.19%	11.27%
S&P 500 Index	1.69%	35.12%	-1.20%	10.93%
Lipper Large-Cap Core Funds Index 1	1.00%	30.10%	-1.72%	9.42%
Lipper Multi-Cap Core Funds Index 1	2.76%	39.21%	1.43%	10.14%
Lipper Capital Appreciation Funds Index	2.95%	37.87%	-0.04%	8.49%

Buffalo Mid Cap Fund (inception date 12/17/01)	10.78%	64.85%	N/A	9.99%
S&P Midcap 400 Index	5.06%	49.10%	N/A	10.13%
Russell Midcap Index	5.14%	50.83%	N/A	10.89%
Lipper Mid-Cap Core Funds Index	4.41%	48.25%	N/A	8.55%

Buffalo Science & Technology Fund (inception date 4/16/01)	9.63%	83.69%	N/A	3.40%
S&P 500 Index	1.69%	35.12%	N/A	0.06%
Lipper Science & Technology Funds Index	1.08%	53.35%	N/A	-7.27%

Buffalo Small Cap Fund (inception date 4/14/98)	15.87%	88.07%	25.56%	20.07%
S&P Smallcap 600 Index	6.22%	56.49%	13.11%	6.82%
Russell 2000 Index	6.26%	63.83%	9.66%	4.71%
Lipper Small-Cap Core Funds Index	6.10%	57.64%	12.67%	6.20%

Buffalo USA Global Fund (inception date 5/19/95)	4.01%	47.11%	7.18%	12.14%
S&P 500 Index	1.69%	35.12%	-1.20%	10.93%
Lipper Capital Appreciation Funds Index	2.95%	37.87%	-0.04%	8.49%
Lipper Global Funds Index	3.83%	46.75%	2.29%	7.66%

1 Lipper has changed its classification of the Buffalo Large Cap Fund to a Large-Cap Core Fund. Accordingly, this will be the last period the Lipper Multi-Cap Core Funds Index will be shown as a benchmark.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.buffalofunds.com.

The Fund returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The benchmark returns shown, excluding the Lipper Indices, reflect the reinvestment of dividends and capital gains but do not reflect the deduction of any investment management fees, other expenses or taxes. The performance of the Lipper Indices is presented net of the funds’ fees and expenses, however applicable sales charges are not taken into consideration. One cannot invest directly in an index.

The Lipper Balanced Funds Index is an unmanaged, net asset value weighted index of the 30 largest balanced mutual funds. The Lipper High Yield Bond Funds Index is a widely recognized index of the 30 largest mutual funds that invest primarily in high yield bonds. The Lipper Large-Cap Core Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Large-Cap classification. The Lipper Multi-Cap Core Funds Index is an equally weighted performance index of the 30 largest qualifying funds that invest in a variety of market capitalization ranges. The Lipper Capital Appreciation Funds Index is an equally weighted performance index of the 30 largest qualifying funds in the investment objective. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The index has a total market range of approximately $1.3 billion to $10.8 billion. The Lipper Mid-Cap Core Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Mid-Cap classification. The Lipper Science & Technology Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Science and Technology classification. The Russell 2000 Index consists of the smallest 2,000 securities in the Russell 3000 Index, representing approximately 10% of the Russell 3000 total market capitalization. The Lipper Small-Cap Core Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Small-Cap classification. The Lipper Global Funds Index is an equally weighted performance index of the 30 largest qualifying funds in the investment objective (to invest at least 25% of its portfolio in securities traded outside of the United States).

References to specific securities should not be construed as recommendations by the Funds or their Advisor. Please refer to the schedule of investments in the report for Fund holdings information.

Must be preceded or accompanied by a current prospectus.

Quasar Distributors, LLC, distributor. 5/04

(This page left blank intentionally.)

BUFFALO
BALANCED FUND

SCHEDULE OF INVESTMENTS
March 31, 2004

SHARES	MARKET VALUE

COMMON STOCKS — 50.26%
CONSUMER DISCRETIONARY — 0.92%
20,000	Argosy Gaming Co.*	$711,000

CONSUMER STAPLES — 8.60%
15,000	Campbell Soup Co.	409,050
20,000	Colgate-Palmolive Co.	1,102,000
55,000	ConAgra Foods, Inc.	1,481,700
25,000	General Mills, Inc.	1,167,000
20,000	H.J. Heinz Co.	745,800
25,000	Kellogg Co.	981,000
10,000	PepsiCo, Inc.	538,500
10,000	Sara Lee Corp.	218,600

		6,643,650
ENERGY — 14.28%
5,000	Amerada Hess Corp.	326,400
10,000	Anadarko Petroleum Corp.	518,600
25,000	BP PLC, ADR	1,280,000
15,000	ChevronTexaco Corp.	1,316,700
41,000	ConocoPhillips	2,862,210
11,742	Eagle Geophysical, Inc.f *	117
30,000	Exxon Mobil Corp.	1,247,700
15,000	Frontier Oil Corp.	290,700
35,000	Kerr-McGee Corp.	1,802,500
25,000	Marathon Oil Corp.	841,750
20,000	Suncor Energy, Inc.	547,000

		11,033,677
FINANCIALS — 10.49%
20,000	The Allstate Corp.	909,200
13,100	Bank of America Corp.	1,060,838
10,000	The Chubb Corp.	695,400
15,000	Cincinnati Financial Corp.	651,750
5,000	Citigroup Inc.	258,500
10,000	J.P. Morgan Chase & Co.	419,500
15,000	KeyCorp	454,350
12,000	Lincoln National Corp.	567,840
10,000	Marshall & Ilsley Corp.	378,100
5,000	Northern Trust Corp.	232,950
10,000	PNC Financial Services Group	554,200
10,000	Union Planters Corp.	298,500
25,000	Washington Mutual, Inc.	1,067,750
15,000	Wilmington Trust Corp.	560,550

		8,109,428
HEALTH CARE — 7.65%
15,000	Abbott Laboratories	616,500
25,000	Baxter International Inc.	772,250
30,000	Bristol-Myers Squibb Co.	726,900
20,000	GlaxoSmithKline PLC, ADR	799,000
10,000	Johnson & Johnson	507,200
25,000	Merck & Co. Inc.	1,104,750
25,000	Pfizer Inc.	876,250
20,000	Schering-Plough Corp.	324,400
5,000	Wyeth	187,750

		5,915,000

SHARES OR FACE AMOUNT	MARKET VALUE

INDUSTRIALS — 4.02%
20,000	Lockheed Martin Corp.	$912,800
15,000	Northrop Grumman Corp	1,476,300
30,000	The ServiceMaster Co.	360,300
25,000	Southwest Airlines Co.	355,250

		3,104,650
INFORMATION TECHNOLOGY — 3.18%
25,000	Intel Corp	680,000
20,000	Microsoft Corp	499,400
30,000	Pitney Bowes Inc	1,278,300

		2,457,700
UTILITIES — 1.12%
10,000	The Empire District Electric Co.	226,500
1,000	Exelon Corp	68,870
9,000	Kinder Morgan, Inc	567,180

		862,550

TOTAL COMMON STOCKS		38,837,655

(COST $36,603,601)

CONVERTIBLE PREFERRED STOCKS — 2.30% CONSUMER DISCRETIONARY — 0.59%
10,335	Fleetwood Capital Trust*	456,032

ENERGY — 1.13%
53,400	ICO Inc.*	875,493

MATERIALS — 0.58%
10,000	TXI Capital Trust I	450,000

TOTAL CONVERTIBLE PREFERRED STOCKS		1,781,525

(COST $1,581,785)

CORPORATE BONDS — 28.03%
CONSUMER DISCRETIONARY — 8.46%
$1,000,000	Charter Communications Holdings Capital Corp., 11.125% due 1-15-11	880,000
2,000,000	Charter Communications Holdings Capital Corp., 8.75% due 11-15-13
	(Acquired Multiple Dates; Cost $2,031,000)[r]	2,050,000
55,000	Circus Circus, 7.625% due 7-15-13	60,500
1,000,000	Ford Motor Co., 7.45% due 7-16-31	1,001,575
1,500,000	Interface, Inc., 9.50% due 2-1-14 (Acquired 3-16-04; Cost $1,492,547)[r]	1,492,500
25,000	John Q Hamons Hotel, 8.875% due 5-15-12	27,937
1,000,000	Mikohn Gaming Corp., 11.875% due 8-15-08	1,025,000

		6,537,512
CONSUMER STAPLES — 2.50%
1,140,000	Nash Finch Co., 8.50% due 5-1-08	1,128,600
500,000	Pilgrim’s Pride Corp., 9.625% due 9-15-11	541,250
250,000	PPC Escrow Corp., 9.25% due 11-15-13 (Acquired 11-6-03; Cost $250,000)[r]	262,500

		1,932,350

BUFFALO
BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)
March 31, 2004

FACE AMOUNT	MARKET VALUE

ENERGY — 10.28%

$100,000	Frontier Oil Corp., 11.75% due 11-15-09	$111,500
1,670,000	Swift Energy Co., 10.25% due 8-1-09	1,795,250
10,000	Swift Energy Co., 9.375% due 5-1-12	11,200
1,250,000	Tesoro Petroleum Corp., 9.625% due 4-1-12	1,400,000
2,500,000	United Refining Co., 10.75% due 6-15-07	2,425,000
2,200,000	Wiser Oil Co., 9.50% due 5-15-07	2,200,000

		7,942,950
HEALTH CARE — 5.68%
1,800,000	Aaipharma, Inc., 11.00% due 4-1-10	1,449,000
250,000	Alpharma, Inc., 8.625% due 5-1-11
	(Acquired 9-9-03; Cost $247,086)[r]	263,750
2,500,000	Athena Neuro Financial LLC, 7.25% due 2-21-08	2,521,875
150,000	Inverness Medical Innovations, Inc.,
	8.75% due 2-15-12 (Acquired 2-5-04;
	Cost $150,000)[r]	153,000

		4,387,625
INDUSTRIALS — 0.00%
25,644	Philip Services, Inc., 6.00% due 4-15-10dfp*	3

MATERIALS — 1.11%
750,000	Texas Industries, Inc., 10.25% due 6-15-11	858,750

TOTAL CORPORATE BONDS		21,659,190
(COST $20,844,995)

CONVERTIBLE CORPORATE BONDS — 8.21%
CONSUMER DISCRETIONARY — 3.17%
1,000,000	Barnes & Noble, Inc., 5.25% due 3-15-09	1,060,000

1,000,000	Lions Gate Entertainment Corp., 4.875% due 12-15-10
	(Acquired 11-28-03; Cost $1,000,000)[r]	1,390,000

		2,450,000
HEALTH CARE — 2.99%
150,000	Axcan Pharma Inc., 4.25% due 4-15-08
	(Acquired 2-28-03; Cost $150,000)r	226,875
1,000,000	ICN Pharmaceuticals, Inc., 6.50% due 7-15-08	1,056,250
1,000,000	Ivax Corp., 5.50% due 5-15-07	1,026,250

		2,309,375

INDUSTRIALS — 1.41%
1,000,000	EDO Corp., 5.25% due 4-15-07	1,085,000
775,805	Philip Services, Inc., 3.00% due 4-15-20df*	78

		1,085,078

INFORMATION TECHNOLOGY — 0.64%
250,000	Conexant Systems, Inc., 4.00% due 2-1-07	247,500
250,000	Komag, Inc., 2.00% due 2-1-24	249,688

		497,188

TOTAL CONVERTIBLE CORPORATE BONDS		6,341,641

(COST $6,494,115)

SHARES OR FACE AMOUNT	MARKET VALUE

SHORT-TERM INVESTMENTS — 10.50%
INVESTMENT COMPANY — 0.20%
155,661	SEI Daily Income Treasury II Fund, Class B	$155,661

U.S. TREASURY BILLS — 10.30%
$660,000	1.02% due 4-1-04	660,000
1,100,000	0.98% due 4-8-04	1,099,812
5,000,000	0.95% due 4-15-04	4,998,444
1,200,000	0.87% due 4-29-04	1,199,244

		7,957,500

TOTAL SHORT-TERM INVESTMENTS		8,113,161

(COST $8,113,161)

TOTAL INVESTMENTS — 99.30%		76,733,172
(COST $73,637,657)

Other Assets, less Liabilities — 0.70%		542,083

TOTAL NET ASSETS — 100.00%		$77,275,255

[d]	Security is in default at March 31, 2004.

[f]	Fair valued security. The total value of these securities amounted to $198 (0.00% of net assets) at March 31, 2004.

[p]	Payment-in-kind security.

r	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. The total cost of these securities amounted to $5,320,633 at March 31, 2004. The total value of these securities amounted to $5,838,625 (7.56% of net assets) at March 31, 2004.

*	Non-income producing security

ADR — American Depository Receipt

PLC — Public Limited Company

See accompanying Notes to Financial Statements.

BUFFALO
HIGH YIELD FUND

SCHEDULE OF INVESTMENTS
March 31, 2004

FACE AMOUNT	MARKET VALUE

CORPORATE BONDS — 28.95% CONSUMER DISCRETIONARY — 13.63%
$1,780,000	Ameristar Casinos, Inc., 10.75% due 2-15-09	$2,067,025
100,000	Argosy Gaming Co., 9.00% due 9-1-11	113,000
2,250,000	Central Garden & Pet Co., 9.125% due 2-1-13	2,525,625
1,185,000	Charter Communications Holdings Capital Corp.,
	8.625% due 4-1-09	983,550
255,000	Charter Communications Holdings Capital Corp.,
	11.125% due 1-15-11	224,400
1,285,000	Circus Circus, 7.625% due 7-15-13	1,413,500
250,000	Elizabeth Arden, Inc., 7.75% due 1-15-14
	(Acquired 1-8-04; Cost $250,000)[r]	263,125
2,880,000	Ford Motor Co., 7.45% due 7-16-31	2,884,536
2,800,000	General Motors Acceptance Corp., 8.00% due 11-1-31	3,108,336
215,000	Hines Nurseries, Inc., 10.25% due 10-1-11	239,725
2,185,000	Host Marriott LP, 9.25% due 10-1-07	2,458,125
2,250,000	Interface, Inc., 10.375% due 2-1-10	2,553,750
3,570,000	Interface, Inc., 9.50% due 2-1-14
	(Acquired Multiple Dates; Cost $3,570,000)[r]	3,552,150
395,000	John Q Hamons Hotel, 8.875% due 5-15-12	441,413
460,000	Mandalay Resort Group, 10.25% due 8-1-07	543,950
180,000	MGM MIRAGE, 8.375% due 2-1-11	208,800
4,587,000	Mikohn Gaming Corp., 11.875% due 8-15-08	4,701,675
300,000	Park Place Entertainment Corp., 8.875% due 9-15-08	343,500
595,000	Park Place Entertainment Corp., 8.125% due 5-15-11	682,763
2,785,000	Penn National Gaming, Inc., 8.875% due 3-15-10	3,049,575
1,770,000	Phillips Van-Heusen Corp., 7.75% due 11-15-23	1,840,800
850,000	Rent-Way, Inc., 11.875% 6-15-10	956,250
3,930,000	Royal Caribbean Cruises Ltd., 7.50% due 10-15-27	4,008,600
400,000	Stewart Enterprises, 10.75% due 7-1-08	452,000
845,000	Toys R Us, 8.75% due 9-1-21	912,600
70,000	Wal-Mart Stores, 8.75% due 12-29-06	70,846
3,160,000	WCI Communities, Inc., 10.625% due 2-15-11	3,586,600

		44,186,219
CONSUMER STAPLES — 1.78%
1,400,000	Ingles Markets, Inc., 8.875% due 12-1-11	1,466,500
1,840,000	Nash Finch Co., 8.50% due 5-1-08	1,821,600
2,085,000	Pilgrim’s Pride Corp., 9.625% due 9-15-11	2,257,013
225,000	PPC Escrow Corp., 9.25% due 11-15-13
	(Acquired 11-6-03; Cost $225,000)[r]	236,250

		5,781,363
ENERGY — 6.67%
2,920,000	Frontier Oil Corp., 11.75% due 11-15-09	3,255,800
2,200,000	Premcor Refining Group Inc., 9.25% due 2-1-10	2,519,000
450,000	Premcor Refining Group Inc., 9.50% due 2-1-13	526,500
2,530,000	Premcor Refining Group Inc., 7.50% due 6-15-15	2,795,650
5,700,000	Swift Energy Co., 10.25% due 8-1-09	6,127,500
300,000	Swift Energy Co., 9.375% due 5-1-12	336,000
3,900,000	Tesoro Petroleum Corp., 9.625% due 4-1-12	4,368,000
1,755,000	United Refining Co., 10.75% due 6-15-07	1,702,350

		21,630,800
HEALTH CARE — 4.00%
4,200,000	Aaipharma, Inc., 11.00% due 4-1-10	3,381,000
4,040,000	Alpharma, Inc., 8.625% due 5-1-11
	(Acquired Multiple Dates; Cost $4,080,078)[r]	4,262,200
2,585,000	Athena Neuro Financial LLC, 7.25% due 2-21-08	2,607,619
1,450,000	Bausch & Lomb, Inc., 7.125% due 8-1-28	1,534,654
430,000	Fisher Scientific International Inc., 8.00% due 9-1-13	484,825
665,000	Inverness Medical Innovations, Inc., 8.75% due
	2-15-12 (Acquired 2-5-04; Cost $665,000)[r]	678,300

		12,948,598

FACE AMOUNT	MARKET VALUE

INDUSTRIALS — 2.05%
$1,300,000	Allied Waste North America, 9.25% due 9-1-12	$1,485,250
2,065,000	Mail-Well I Corp., 9.625% due 3-15-12	2,281,825
1,265,000	Mobile Mini, Inc., 9.50% due 7-1-13	1,385,175
25,106	Philip Services, Inc., 6.00% due 4-15-10dfp*	3
185,000	Rayovac Corp., 8.50% due 10-1-13	200,263
715,000	Titan Corp., 8.00% due 5-15-11
	(Acquired Multiple Dates; Cost $715,000)[r]	818,675
450,000	U.S. Concrete, Inc., 8.375% due 4-1-14
	(Acquired 3-26-04; Cost $450,000)[r]	461,250

		6,632,441
MATERIALS — 0.82%
2,330,000	Texas Industries, Inc., 10.25% due 6-15-11	2,667,850

TOTAL CORPORATE BONDS		93,847,271

(COST $87,113,180)

CONVERTIBLE CORPORATE BONDS — 17.29%
CONSUMER DISCRETIONARY — 5.10%
5,115,000	Barnes & Noble, Inc., 5.25% due 3-15-09	5,421,900
2,175,000	Best Buy, 2.25% due 1-15-22	2,381,625
1,000,000	Lions Gate Entertainment Corp., 4.875% due 12-15-10
	(Acquired 11-28-03; Cost $1,000,000)[r]	1,390,000
1,585,000	School Specialty, Inc., 6.00% due 8-1-08	1,840,581
3,140,000	WMS Industries Inc., 2.75% due 7-15-10
	(Acquired Multiple Dates; Cost $3,212,968)[r]	5,510,700

		16,544,806

CONSUMER STAPLES — 0.46%
1,300,000	Performance Food Group Co., 5.50% due 10-16-08	1,486,875

ENERGY — 0.59%
1,770,000	Kerr-McGee Corp., 5.25% due 2-15-10	1,909,388

FINANCIALS — 1.30%
3,985,000	NCO Group, Inc., 4.75% due 4-15-06	4,199,194

HEALTH CARE — 5.91%
1,745,000	Axcan Pharma Inc., 4.25% due 4-15-08
	(Acquired Multiple Dates; Cost $1,785,242)[r]	2,639,312
2,570,000	Charles River Laboratories International, Inc.,
	3.50% due 2-1-22	3,077,575
1,290,000	Community Health Systems Inc.,
	4.25% due 10-15-08	1,423,838
2,625,000	First Horizon Pharmaceutical Corp., 1.75% due 3-8-24
	(Acquired Multiple Dates; Cost $2,616,122)[r]	2,588,906
3,570,000	ICN Pharmaceuticals, Inc., 6.50% due 7-15-08	3,770,812
4,025,000	Ivax Corp., 5.50% due 5-15-07	4,130,656
1,273,000	Medicis Pharmaceutical Corp., 1.50% due 6-4-33	1,529,191

		19,160,290

INDUSTRIALS — 0.06%
1,250,000	Exide Corp., 2.90% due 12-15-05
	(Acquired Multiple Dates; Cost $980,754)dr*	39,062
161,000	Moran Energy, Inc., 8.75% due 1-15-08	160,195
759,568	Philip Services, Inc., 3.00% due 4-15-20df*	76

		199,333

BUFFALO
HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)
March 31, 2004

SHARES OR FACE AMOUNT	MARKET VALUE

INFORMATION TECHNOLOGY — 3.87%
$445,000	Adaptec, Inc., 3.00% due 3-5-07 (Acquired 10-16-02;
	Cost $342,597)[r]	$447,781
3,985,000	The BISYS Group, Inc., 4.00% due 3-15-06	4,024,850
1,100,000	Conexant Systems, Inc., 4.00% due 2-1-07	1,089,000
460,000	Komag, Inc., 2.00% due 2-1-24	459,425
2,550,000	Lam Research Corp., 4.00% due 6-1-06	2,575,500
470,000	Lam Research Corp., 4.00% due 6-1-06
	(Acquired 7-13-01; Cost $457,154)[r]	474,700
1,780,000	Wind River Systems, Inc., 3.75% due 12-15-06	1,768,875
1,725,000	Wind River Systems, Inc., 3.75% due 12-15-06
	(Acquired Multiple Dates; Cost $1,638,535)[r]	1,714,219

		12,554,350

TOTAL CONVERTIBLE CORPORATE BONDS		56,054,236

(COST $49,915,732)

U.S. GOVERNMENT SECURITY — 0.46%
U.S. TREASURY NOTE— 0.46%
1,500,000	3.375% due 4-30-04	1,503,341

(COST $1,500,665)

COMMON STOCKS — 9.25%
CONSUMER STAPLES — 0.92%
110,360	ConAgra Foods, Inc.	2,973,098

ENERGY — 2.81%
33,200	ChevronTexaco Corp.	2,914,296
43,400	ConocoPhillips	3,029,754
17,025	Eagle Geophysical, Inc.f*	170
61,500	Kerr-McGee Corp.	3,167,250

		9,111,470
FINANCIALS — 1.32%
35,000	Bank of America Corp.	2,834,300
72,420	W.P. Stewart & Co., Ltd.	1,444,055

		4,278,355
HEALTH CARE — 1.08%
40,105	Bristol-Myers Squibb Co.	971,744
57,000	Merck & Co. Inc.	2,518,830

		3,490,574

INDUSTRIALS — 0.93%
251,300	The ServiceMaster Co.	3,018,113

TELECOMMUNICATION SERVICES — 1.45%
101,210	SBC Communications Inc.	2,483,693
60,200	Verizon Communications Inc.	2,199,708

		4,683,401

SHARES OR FACE AMOUNT		MARKET VALUE
UTILITIES — 0.74%
22,500	Ameren Corp.	$1,037,025
60,710	The Empire District Electric Co.	1,375,082

		2,412,107

TOTAL COMMON STOCKS		29,967,118

(COST $28,260,923)

CONVERTIBLE PREFERRED STOCKS — 1.27%
ENERGY — 0.39%
76,200	ICO Inc.*	1,249,299

MATERIALS — 0.88%
63,400	TXI Capital Trust I	2,853,000

TOTAL CONVERTIBLE PREFERRED STOCKS		4,102,299

(COST $3,338,549)

NON-CONVERTIBLE PREFERRED STOCK — 0.03%
CONSUMER DISCRETIONARY — 0.03%
7,250	Adelphia Communications Corp.*	96,062

(COST $719,125)

SHORT-TERM INVESTMENTS — 42.15%
INVESTMENT COMPANY — 0.51%
1,647,465	SEI Daily Income Treasury II Fund, Class B	1,647,465

U.S. TREASURY BILLS — 41.64%
$15,716,000	1.02% due 4-1-04	15,716,000
41,000,000	0.98% due 4-8-04	40,992,984
6,800,000	0.95% due 4-15-04	6,797,856
71,507,000	0.95% due 4-22-04	71,469,876

		134,976,716

TOTAL SHORT-TERM INVESTMENTS		136,624,181

(COST $136,624,181)

TOTAL INVESTMENTS — 99.40%		322,194,508
(COST $307,472,355)

Other Assets, less Liabilities — 0.60%		1,928,896

TOTAL NET ASSETS — 100.00%		$324,123,404

[d]	Security is in default at March 31, 2004.

[f]	Fair valued security. The total value of these securities amounted to $249 (0.00% of net assets) at March 31, 2004.

p	Payment-in-kind security.

[r]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. The total cost of these securities amounted to $21,988,450 at March 31, 2004. The total value of these securities amounted to $25,076,630 (7.74% of net assets) at March 31, 2004.

*	Non-income producing security

See accompanying Notes to Financial Statements.

BUFFALO
LARGE CAP FUND

SCHEDULE OF INVESTMENTS
March 31, 2004

SHARES	MARKET VALUE

COMMON STOCKS — 88.13%
CONSUMER DISCRETIONARY — 16.19%
52,800	Carnival Corp.	$2,371,248
21,800	Electronic Arts Inc.*	1,176,328
24,500	Harley-Davidson, Inc.	1,306,830
32,000	Marriott International, Inc., Class A	1,361,600
66,600	McDonald’s Corp.	1,902,762
36,800	Walgreen Co.	1,212,560

		9,331,328
CONSUMER STAPLES — 6.84%
27,700	Colgate-Palmolive Co.	1,526,270
24,100	PepsiCo, Inc.	1,297,785
28,700	Sysco Corp.	1,120,735

		3,944,790
FINANCIALS — 19.29%
51,200	American Express Co.	2,654,720
35,000	The Bank of New York Co., Inc.	1,102,500
13,000	The Goldman Sachs Group, Inc.	1,356,550
26,100	Mellon Financial Corp.	816,669
27,700	Morgan Stanley	1,587,210
32,500	Northern Trust Corp.	1,514,175
22,900	PNC Financial Services Group	1,269,118
23,000	Principal Financial Group, Inc.	819,490

		11,120,432
HEALTH CARE — 17.70%
35,500	Abbott Laboratories	1,459,050
7,900	Aventis S.A., ADR	607,510
39,800	Baxter International Inc.	1,229,422
30,700	Johnson & Johnson	1,557,104
36,900	Merck & Co. Inc.	1,630,611
39,800	Pfizer Inc.	1,394,990
68,400	Schering-Plough Corp.	1,109,448
19,200	Teva Pharmaceutical Industries Ltd., ADR	1,217,472

		10,205,607
INDUSTRIALS — 7.88%
41,000	Automatic Data Processing, Inc.	1,722,000
19,000	FedEx Corp.	1,428,040
98,087	Southwest Airlines Co.	1,393,816

		4,543,856
INFORMATION TECHNOLOGY — 20.23%
18,500	Analog Devices, Inc.	888,185
47,400	Applied Materials, Inc.*	1,013,412
50,100	Cisco Systems, Inc.*	1,178,352
30,222	First Data Corp.	1,274,160
40,900	Intel Corp.	1,112,480
61,100	Microsoft Corp.	1,525,667
86,555	Nokia Oyj, ADR	1,755,335
68,200	SunGard Data Systems Inc.*	1,868,680
27,600	Xilinx, Inc.*	1,048,800

		11,665,071
TOTAL COMMON STOCKS		50,811,084

(COST $45,090,232)

SHARES OR FACE AMOUNT	MARKET VALUE
SHORT-TERM INVESTMENTS — 11.80%
INVESTMENT COMPANY — 1.81%
1,042,973 SEI Daily Income Treasury II Fund, Class B	$1,042,973

U.S. TREASURY BILL — 9.99%
$ 5,765,000 0.95% due 4-22-04	5,762,007

TOTAL SHORT-TERM INVESTMENTS	6,804,980
(COST $6,804,980)
TOTAL INVESTMENTS — 99.93%	57,616,064
(COST $51,895,212)

Other Assets, less Liabilities — 0.07%	40,941

TOTAL NET ASSETS — 100.00%	$57,657,005

* Non-income producing security
ADR — American Depository Receipt

See accompanying Notes to Financial Statements.

BUFFALO
MID CAP FUND

SCHEDULE OF INVESTMENTS
March 31, 2004

SHARES		MARKET VALUE
COMMON STOCKS — 90.72%
CONSUMER DISCRETIONARY — 29.58%
84,200	Abercrombie & Fitch Co., Class A	$2,849,328
69,400	Barnes & Noble, Inc.*	2,262,440
35,600	Chico’s FAS, Inc.*	1,651,840
56,450	CVS Corp.	1,992,685
64,600	DeVry, Inc.*	1,947,690
81,425	Fairmont Hotels & Resorts Inc.	2,047,839
79,600	Furniture Brands International, Inc.	2,563,120
23,450	Harley-Davidson, Inc.	1,250,823
44,500	Harrah’s Entertainment, Inc.	2,442,605
56,500	International Game Technology	2,540,240
25,175	MGM MIRAGE*	1,141,614
6,500	Mohawk Industries, Inc.*	535,275
53,500	Royal Caribbean Cruises Ltd.	2,359,350
61,500	The Talbots, Inc.	2,200,470
45,900	Tiffany & Co.	1,752,003
42,400	Weight Watchers International, Inc.*	1,792,248
58,400	Winnebago Industries, Inc.	1,820,328

		33,149,898
FINANCIALS — 11.28%
57,875	A.G. Edwards, Inc.	2,264,070
34,925	H&R Block, Inc.	1,782,223
127,200	Janus Capital Group Inc.	2,083,536
23,700	Legg Mason, Inc.	2,198,886
47,600	Mellon Financial Corp.	1,489,404
33,350	Principal Financial Group, Inc.	1,188,261
66,700	Waddell & Reed Financial, Inc., Class A	1,635,484

		12,641,864
HEALTH CARE — 19.13%
41,400	Biomet, Inc.	1,588,104
244,400	Elan Corp. PLC, ADR*	5,039,528
22,900	Invitrogen Corp.*	1,641,701
83,000	MedImmune, Inc.*	1,915,640
38,600	Millipore Corp.*	1,983,268
81,500	Shire Pharmaceuticals Group PLC, ADR*	2,398,545
21,850	Sigma-Aldrich Corp.	1,209,179
20,100	Taro Pharmaceutical Industries Ltd.*	1,165,599
67,600	Waters Corp.*	2,760,784
40,700	Watson Pharmaceuticals, Inc.*	1,741,553

		21,443,901
INFORMATION TECHNOLOGY — 30.73%
56,700	Altera Corp.*	1,159,515
249,700	Atmel Corp.*	1,623,050
135,700	AU Optronics Corp., ADR	2,836,130
143,700	The BISYS Group, Inc.*	2,408,412
93,450	Cadence Design Systems, Inc.*	1,377,453
55,800	ChoicePoint Inc.*	2,122,074
105,300	Citrix Systems, Inc.*	2,276,586
28,575	Diebold, Inc.	1,375,029

SHARES OR FACE AMOUNT		MARKET VALUE

INFORMATION TECHNOLOGY — 30.73% (Continued)
119,700	Fairchild Semiconductor International, Inc.*	$2,876,391
28,400	Fiserv, Inc.*	1,015,868
28,400	Garmin Ltd.	1,212,964
65,650	Jabil Circuit, Inc.*	1,932,079
90,400	Micrel, Inc.*	1,206,840
51,100	National Semiconductor Corp.*	2,270,373
82,000	Novellus Systems, Inc.*	2,606,780
76,900	SanDisk Corp.*	2,181,653
67,500	Scientific-Atlanta, Inc.	2,182,950
48,100	Take-Two Interactive Software, Inc.*	1,769,118

		34,433,265

TOTAL COMMON STOCKS		101,668,928

(COST $82,137,334)

SHORT-TERM INVESTMENTS — 17.32%
INVESTMENT COMPANY — 1.94%
2,169,553	SEI Daily Income Treasury II Fund, Class B	2,169,553

U.S. TREASURY BILLS — 15.38%
$ 2,000,000	1.02% due 4-1-04	2,000,000
1,000,000	0.98% due 4-8-04	999,843
1,500,000	0.95% due 4-15-04	1,499,533
5,600,000	0.95% due 4-22-04	5,597,122
7,150,000	0.87% due 4-29-04	7,145,301

		17,241,799

TOTAL SHORT-TERM INVESTMENTS		19,411,352

(COST $19,411,352)

TOTAL INVESTMENTS — 108.04%		121,080,280
(COST $101,548,686)

Liabilities, less Other Assets — (8.04)%		(9,010,303)

TOTAL NET ASSETS — 100.00%		$112,069,977

* Non-income producing security
ADR — American Depository Receipt
PLC — Public Limited Company

See accompanying Notes to Financial Statements.

BUFFALO SCIENCE &
TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS
March 31, 2004

SHARES		MARKET VALUE
COMMON STOCKS — 94.45%
HEALTH CARE — 41.86%
12,800	Abbott Laboratories	$526,080
18,500	American Medical Systems Holdings, Inc.*	490,250
26,600	Axcan Pharma Inc.*	506,996
3,900	Biomet, Inc.	149,604
19,400	Bristol-Myers Squibb Co.	470,062
15,800	Cambrex Corp.	425,020
16,000	Charles River Laboratories International, Inc.*	685,600
21,600	Covance Inc.*	743,904
18,000	DUSA Pharmaceuticals, Inc.*	191,700
83,900	Elan Corp. PLC, ADR*	1,730,018
6,300	Fisher Scientific International Inc.*	346,752
5,800	Galen Holdings PLC, ADR	355,830
6,400	Given Imaging Ltd.*	219,200
7,950	INAMED Corp.*	423,576
2,400	Invitrogen Corp.*	172,056
10,600	Johnson & Johnson	537,632
8,600	Medicis Pharmaceutical Corp., Class A	344,000
28,100	MedImmune, Inc.*	648,548
21,500	Mentor Corp.	647,150
8,650	Merck & Co. Inc.	382,243
6,900	Millipore Corp.*	354,522
11,900	OSI Pharmaceuticals, Inc.*	456,960
17,300	Pfizer Inc.	606,365
22,700	Pharmaceutical Product Development, Inc.*	676,233
31,700	Schering-Plough Corp.	514,174
11,200	Shire Pharmaceuticals Group PLC, ADR*	329,616
2,400	Sigma-Aldrich Corp.	132,816
5,800	Taro Pharmaceutical Industries Ltd.*	336,342
5,100	Teva Pharmaceutical Industries Ltd., ADR	323,391
6,500	Watson Pharmaceuticals, Inc.*	278,135
11,800	Wyeth	443,090
2,300	Zimmer Holdings, Inc.*	169,694

		14,617,559
INFORMATION TECHNOLOGY — 52.59%
67,200	Adaptec, Inc.*	588,672
20,100	Agilent Technologies, Inc.*	635,763
28,050	Altera Corp.*	573,623
14,600	Analog Devices, Inc.	700,946
20,600	Applera Corp. — Applied Biosystems Group	407,468
29,000	Applied Materials, Inc.*	620,020
82,600	Atmel Corp.*	536,900
42,900	AU Optronics Corp., ADR	896,610
33,350	Cadence Design Systems, Inc.*	491,579
30,900	Cisco Systems, Inc.*	726,768
19,800	Citrix Systems, Inc.*	428,076
10,550	Dell Inc.*	354,691
11,200	Diebold, Inc.	538,944

SHARES OR FACE AMOUNT		MARKET VALUE
INFORMATION TECHNOLOGY — 52.59% (Continued)
37,100	Fairchild Semiconductor International, Inc.*	$891,513
24,550	Intel Corp.	667,760
22,100	Jabil Circuit, Inc.*	650,403
18,250	Lam Research Corp.*	460,082
6,150	Maxim Integrated Products, Inc.	289,603
5,000	Microchip Technology Inc.	132,800
44,750	Micron Technology, Inc.*	747,773
23,600	Microsoft Corp.	589,292
19,700	MKS Instruments, Inc.*	472,997
16,650	National Instruments Corp.	523,809
19,100	National Semiconductor Corp.*	848,613
27,900	Nokia Oyj, ADR	565,812
10,900	Novellus Systems, Inc.*	346,511
33,900	Plexus Corp.*	603,081
22,400	SanDisk Corp.*	635,488
25,100	Scientific-Atlanta, Inc.	811,734
7,850	Semtech Corp.*	179,216
21,200	Waters Corp.*	865,808
52,900	Wind River Systems, Inc.*	585,603

		18,367,958

TOTAL COMMON STOCKS		32,985,517

(COST $26,670,218)

SHORT-TERM INVESTMENTS — 4.69%
INVESTMENT COMPANY — 1.83%
636,950	SEI Daily Income Treasury II Fund, Class B	636,950

U.S. TREASURY BILL — 2.86%
$ 1,000,000	0.98% due 4-8-04	999,842

TOTAL SHORT-TERM INVESTMENTS		1,636,792

(COST $1,636,792)

TOTAL INVESTMENTS — 99.14%		34,622,309
(COST $28,307,010)

Other Assets, less Liabilities — 0.86%		302,032

TOTAL NET ASSETS — 100.00%		$34,924,341

* Non-income producing security

ADR — American Depository Receipt

PLC — Public Limited Company

See accompanying Notes to Financial Statements.

BUFFALO
SMALL CAP FUND

SCHEDULE OF INVESTMENTS
March 31, 2004

SHARES		MARKET VALUE
COMMON STOCKS — 93.24%
CONSUMER DISCRETIONARY — 40.42%
587,200	Abercrombie & Fitch Co., Class A	$19,870,848
1,241,168	American Eagle Outfitters, Inc.*	33,461,889
1,400,493	Ameristar Casinos, Inc.a*	47,265,238
1,194,850	Argosy Gaming Co.*	42,476,918
1,368,800	Borders Group, Inc.	32,495,312
374,550	Bright Horizons Family Solutions, Inc.*	17,663,778
803,200	Brunswick Corp.	32,794,656
392,100	Christopher & Banks Corp.	8,277,231
617,063	Coachmen Industries, Inc.	10,292,611
1,167,700	DeVry, Inc.*	35,206,155
958,150	Ethan Allen Interiors Inc.	39,533,269
624,900	FirstService Corp.*	15,141,327
1,040,400	Isle of Capri Casinos, Inc.*	26,155,656
1,253,040	J. Jill Group Inc.a*	25,712,381
1,268,800	Monaco Coach Corp.	34,003,840
587,700	Orbitz, Inc., Class A*	13,993,137
996,750	Orient-Express Hotel Ltd., Class A	17,831,857
359,425	Oxford Industries, Inc.	16,601,841
1,094,530	Penn National Gaming, Inc.*	31,489,628
872,387	Rent-A-Center, Inc.	28,780,047
1,153,500	Royal Caribbean Cruises Ltd.	50,869,350
508,938	Tweeter Home Entertainment Group, Inc.*	4,804,375
870,050	Ultimate Electronics, Inc.a*	5,681,427
99,323	VCA Antech, Inc.*	3,538,878
819,900	WCI Communities, Inc.*	20,522,097
1,538,250	WMS Industries Inc.a*	47,685,750
439,550	Zale Corp.*	27,054,302

		689,203,798
CONSUMER STAPLES — 3.17%
986,500	Performance Food Group Co.*	33,886,275
419,964	United Natural Foods, Inc.*	20,196,069

		54,082,344
FINANCIALS — 6.79%
431,050	A.G. Edwards, Inc.	16,862,676
544,000	Boston Private Financial Holdings, Inc.	15,232,000
317,850	Gabelli Asset Management Inc., Class A	12,802,998
971,050	The Phoenix Companies, Inc.	13,021,781
709,875	Raymond James Financial, Inc.	17,640,394
485,600	Waddell & Reed Financial, Inc., Class A	11,906,912
429,250	Wilmington Trust Corp.	16,041,072
615,350	W.P. Stewart & Co., Ltd.	12,270,079

		115,777,912
HEALTH CARE — 28.15%
1,148,780	American Medical Systems Holdings, Inc.*	30,442,670
969,000	Axcan Pharma Inc.*	18,469,140
1,107,150	Cambrex Corp.	29,782,335
864,075	Charles River Laboratories International, Inc.*	37,025,614
1,233,050	Covance Inc.*	42,466,242
2,661,000	Elan Corp. PLC, ADR*	54,869,820
1,131,550	First Horizon Pharmaceutical Corp.*	17,833,228
519,875	Fisher Scientific International Inc.*	28,613,920

SHARES OR FACE AMOUNT		MARKET VALUE
HEALTH CARE — 28.15% (Continued)
1,080,069	Galen Holdings PLC, ADR	$66,262,233
702,626	INAMED Corp.*	37,435,913
605,825	Medicis Pharmaceutical Corp., Class A	24,233,000
1,471,150	Mentor Corp.	44,281,615
1,618,153	Pharmaceutical Product Development, Inc.*	48,204,778

		479,920,508
INDUSTRIALS — 2.78%
694,882	Gentex Corp.	30,143,981
640,324	Kroll Inc.*	17,192,699

		47,336,680
INFORMATION TECHNOLOGY — 11.93%
1,928,250	Adaptec, Inc.*	16,891,470
1,693,150	Fairchild Semiconductor International, Inc.*	40,686,395
943,600	Lam Research Corp.*	23,788,156
539,900	Micrel, Inc.*	7,207,665
1,107,193	MKS Instruments, Inc.*	26,583,704
529,200	National Instruments Corp.	16,648,632
1,355,722	Plexus Corp.*	24,118,294
852,200	SanDisk Corp.*	24,176,914
2,103,317	Wind River Systems, Inc.*	23,283,719

		203,384,949

TOTAL COMMON STOCKS		1,589,706,191

(COST $1,168,304,406)

SHORT-TERM INVESTMENTS — 6.04%
INVESTMENT COMPANY — 0.39%
6,579,057	SEI Daily Income Treasury II Fund, Class B	6,579,057

U.S. TREASURY BILLS — 5.65%
$ 95,000,000	0.95% due 4-22-04	94,950,679
1,400,000	0.87% due 4-29-04	1,399,064

		96,349,743

TOTAL SHORT-TERM INVESTMENTS		102,928,800

(COST $102,928,800)

TOTAL INVESTMENTS — 99.28%		1,692,634,991
(COST $1,271,233,206)

Other Assets, less Liabilities — 0.72%		12,233,759

TOTAL NET ASSETS — 100.00%		$1,704,868,750

a  Affiliated company; the Fund owns 5% or more of the outstanding voting securities of the issuer. See Note 6.

*  Non-income producing security

ADR — American Depository Receipt

PLC — Public Limited Company

See accompanying Notes to Financial Statements.

BUFFALO
USA GLOBAL FUND

SCHEDULE OF INVESTMENTS
March 31, 2004

SHARES		MARKET VALUE
COMMON STOCKS — 95.68%
CONSUMER DISCRETIONARY — 6.92%
102,200	McDonald’s Corp.	$2,919,854
43,300	Wm. Wrigley Jr. Co.	2,559,896

		5,479,750
CONSUMER STAPLES — 13.00%
39,600	The Coca-Cola Co.	1,991,880
28,100	Colgate-Palmolive Co.	1,548,310
41,700	The Gillette Co.	1,630,470
35,700	H.J. Heinz Co.	1,331,253
36,100	Kimberly-Clark Corp.	2,277,910
69,300	Sara Lee Corp.	1,514,898

		10,294,721
ENERGY — 10.80%
18,000	ChevronTexaco Corp.	1,580,040
38,000	Exxon Mobil Corp.	1,580,420
69,650	Halliburton Co.	2,116,664
33,300	Kerr-McGee Corp.	1,714,950
41,800	Unocal Corp.	1,558,304

		8,550,378
FINANCIALS — 7.32%
75,700	AFLAC Inc.	3,038,598
38,700	American International Group, Inc.	2,761,245

		5,799,843
HEALTH CARE — 21.74%
27,000	Baxter International Inc.	834,030
78,100	Bristol-Myers Squibb Co.	1,892,363
40,200	Johnson & Johnson	2,038,944
52,400	Mentor Corp.	1,577,240
34,000	Millipore Corp.*	1,746,920
61,600	Pfizer Inc.	2,159,080
99,100	Schering-Plough Corp.	1,607,402
33,900	Sigma-Aldrich Corp.	1,876,026
52,900	Wyeth	1,986,395
20,330	Zimmer Holdings, Inc.*	1,499,947

		17,218,347
INDUSTRIALS — 8.09%
29,800	Johnson Controls, Inc.	1,762,670
44,100	Lear Corp.	2,732,436
38,800	Teleflex Inc.	1,910,124

		6,405,230

SHARES OR FACE AMOUNT	MARKET VALUE

INFORMATION TECHNOLOGY — 27.81%
69,600	Agilent Technologies, Inc.*	$2,201,448
30,900	Analog Devices, Inc.	1,483,509
63,000	Applera Corp. — Applied Biosystems Group	1,246,140
87,802	Applied Materials, Inc.*	1,877,207
85,300	Cisco Systems, Inc.*	2,006,256
65,400	Intel Corp.	1,778,880
110,100	Micron Technology, Inc.*	1,839,771
94,200	Microsoft Corp.	2,352,174
92,600	Motorola, Inc.	1,629,760
24,300	National Instruments Corp.	764,478
43,100	National Semiconductor Corp.*	1,914,933
71,700	Waters Corp.*	2,928,228

		22,022,784

TOTAL COMMON STOCKS		75,771,053

(COST $ 61,303,902)

SHORT-TERM INVESTMENTS — 4.21%
INVESTMENT COMPANY — 2.92%
2,310,737	SEI Daily Income Treasury II Fund, Class B	2,310,737

U.S. TREASURY BILL — 1.29%
$1,021,000	0.95% due 4-22-04	1,020,470

TOTAL SHORT-TERM INVESTMENTS		3,331,207

(COST $ 3,331,207)

TOTAL INVESTMENTS — 99.89%		79,102,260
(COST $ 64,635,109)

Other Assets, less Liabilities — 0.11%		90,067

TOTAL NET ASSETS — 100.00%		$79,192,327

* Non-income producing security

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS
AND LIABILITIES

March 31, 2004
(In Thousands Except Per Share Data)

	BUFFALO BALANCED FUND	BUFFALO HIGH YIELD FUND	BUFFALO LARGE CAP FUND	BUFFALO MID CAP FUND	BUFFALO SCIENCE & TECHNOLOGY FUND	BUFFALO SMALL CAP FUND	BUFFALO USA GLOBAL FUND

ASSETS:
Investments in securities, at cost:
Investments in securities of
unaffiliated issuers	$73,638	$307,472	$51,895	$101,549	$28,307	$1,168,346	$64,635
Investments in securities of
affiliated issuers	—	—	—	—	—	102,887	—

Total investments, at cost	$73,638	$307,472	$51,895	$101,549	$28,307	$1,271,233	$64,635

Investments in securities, at value:
Investments in securities of
unaffiliated issuers	$76,733	$322,195	$57,616	$121,080	$34,622	$1,566,290	$79,102
Investments in securities of
affiliated issuers	—	—	—	—	—	126,345	—

Total investments, at value	76,733	322,195	57,616	121,080	34,622	1,692,635	79,102
Cash	27	—	—	—	—	—	—
Receivables:
Investments sold	—	—	—	976	167	10,187	—
Fund shares sold	64	559	27	2,051	138	11,166	54
Dividends	64	60	62	19	21	359	98
Interest	721	2,864	—	1	—	3	1
Other assets	9	35	16	15	15	73	18

Total assets	77,618	325,713	57,721	124,142	34,963	1,714,423	79,273

LIABILITIES:
Payables:
Investments purchased	269	1,083	—	11,957	—	7,410	—
Fund shares purchased	5	211	14	30	9	726	14
Management fees	63	275	49	81	29	1,382	67
Accrued expenses	6	21	1	4	1	36	—

Total liabilities	343	1,590	64	12,072	39	9,554	81

NET ASSETS	$77,275	$324,123	$57,657	$112,070	$34,924	$1,704,869	$79,192

NET ASSETS CONSIST OF:
Capital (capital stock and
paid-in capital)	$79,625	$313,031	$56,025	$91,225	$29,922	$1,268,205	$68,721
Undistributed net investment
income	78	361	45	—	—	—	94
Undistributed net realized gain (loss)
from investment transactions	(5,523)	(3,992)	(4,134)	1,314	(1,313)	15,262	(4,090)
Net unrealized appreciation
of investments	3,095	14,723	5,721	19,531	6,315	421,402	14,467

NET ASSETS APPLICABLE
TO OUTSTANDING SHARES	$77,275	$324,123	$57,657	$112,070	$34,924	$1,704,869	$79,192

Capital shares, $1.00 par value:
Authorized	25,000	100,000	10,000	Unlimited	Unlimited	100,000	10,000

Outstanding	8,242	28,847	3,281	9,014	3,164	66,348	4,130

NET ASSET VALUE PER SHARE	$9.38	$11.24	$17.57	$12.43	$11.04	$25.70	$19.18	(1)

 (1) Does not recalculate due to rounding.

See accompanying Notes to Financial Statements.

STATEMENTS
OF OPERATIONS

For the Year Ended March 31, 2004
(In Thousands)

	BUFFALO BALANCED FUND	BUFFALO HIGH YIELD FUND	BUFFALO LARGE CAP FUND	BUFFALO MID CAP FUND	BUFFALO SCIENCE & TECHNOLOGY FUND	BUFFALO SMALL CAP FUND	BUFFALO USA GLOBAL FUND

INVESTMENT INCOME:

Interest	$1,345	$10,340	$34	$49	$8	$1,042	$11
Dividends	554	869	533	324	121	5,087	862
Foreign tax withheld	(3)	—	(14)	—	(5)	(34)	—

Total investment income	1,896	11,209	553	373	124	6,095	873

EXPENSES:

Management fees	419	2,282	488	685	257	12,756	745
Registration fees	21	56	16	16	8	74	18
Other	1	5	2	2	1	20	2

Total expenses	441	2,343	506	703	266	12,850	765

Net investment income (loss)	1,455	8,866	47	(330)	(142)	(6,755)	108

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from
investment transactions	1,714	5,850	(222)	2,459	538	76,560	1,019
Net unrealized appreciation
during the period on investments	6,825	18,595	14,816	29,310	13,107	651,290	26,551

Net realized and unrealized
gain on investments	8,539	24,445	14,594	31,769	13,645	727,850	27,570

Net increase in net assets
resulting from operations	$9,994	$33,311	$14,641	$31,439	$13,503	$721,095	$27,678

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES
IN NET ASSETS

(In Thousands)

	BUFFALO BALANCED FUND		BUFFALO HIGH YIELD FUND		BUFFALO LARGE CAP FUND		BUFFALO MID CAP FUND		BUFFALO SCIENCE & TECHNOLOGY FUND		BUFFALO SMALL CAP FUND		BUFFALO USA GLOBAL FUND

	YEAR ENDED MARCH 31, 2004	YEAR ENDED MARCH 31, 2003	YEAR ENDED MARCH 31, 2004	YEAR ENDED MARCH 31, 2003	YEAR ENDED MARCH 31, 2004	YEAR ENDED MARCH 31, 2003	YEAR ENDED MARCH 31, 2004	YEAR ENDED MARCH 31, 2003	YEAR ENDED MARCH 31, 2004	YEAR ENDED MARCH 31, 2003	YEAR ENDED MARCH 31, 2004	YEAR ENDED MARCH 31, 2003	YEAR ENDED MARCH 31, 2004	YEAR ENDED MARCH 31, 2003

OPERATIONS:
Net investment income (loss)	$1,455	$484	$8,866	$6,063	$47	$86	$(330)	$(225)	$(142)	$(111)	$(6,755)	$(4,870)	$108	$(63)
Net realized gain (loss) from investment transactions	1,714	(2,183)	5,850	(1,826)	(222)	(1,132)	2,459	(667)	538	(1,540)	76,560	(45,826)	1,019	(2,723)
Net unrealized appreciation (depreciation) during the period on investments	6,825	(2,699)	18,595	2,488	14,816	(16,065)	29,310	(10,927)	13,107	(6,864)	651,290	(375,671)	26,551	(21,138)

Net increase (decrease) in net assets
resulting from operations	9,994	(4,398)	33,311	6,725	14,641	(17,111)	31,439	(11,819)	13,503	(8,515)	721,095	(426,367)	27,678	(23,924)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(1,473)	(510)	(8,971)	(6,125)	(88)	—	—	—	—	—	—	—	(13)	—
Net realized gain from investment transactions	—	—	—	—	—	—	—	—	—	—	(12,902)	(1,487)	—	—

Total distributions to shareholders	(1,473)	(510)	(8,971)	(6,125)	(88)	—	—	—	—	—	(12,902)	(1,487)	(13)	—

CAPITAL SHARE TRANSACTIONS:
Shares sold	56,141	3,553	221,235	90,761	17,460	12,995	63,034	39,237	14,872	8,750	751,554	547,895	26,796	32,480
Reinvested distributions	1,037	481	7,320	4,911	86	—	—	—	—	—	12,555	1,450	13	—

	57,178	4,034	228,555	95,672	17,546	12,995	63,034	39,237	14,872	8,750	764,109	549,345	26,809	32,480
Shares repurchased	(6,474)	(3,945)	(71,780)	(23,121)	(10,106)	(13,928)	(21,596)	(19,980)	(7,988)	(4,210)	(453,067)	(721,000)	(36,017)	(20,400)

Net increase (decrease) from capital share transactions	50,704	89	156,775	72,551	7,440	(933)	41,438	19,257	6,884	4,540	311,042	(171,655)	(9,208)	12,080

Total increase (decrease) in net assets	59,225	(4,819)	181,115	73,151	21,993	(18,044)	72,877	7,438	20,387	(3,975)	1,019,235	(599,509)	18,457	(11,844)

NET ASSETS:
Beginning of year	18,050	22,869	143,008	69,857	35,664	53,708	39,193	31,755	14,537	18,512	685,634	1,285,143	60,735	72,579

End of year	$77,275	$18,050	$324,123	$143,008	$57,657	$35,664	$112,070	$39,193	$34,924	$14,537	$1,704,869	$685,634	$79,192	$60,735

Undistributed net investment income at end of year	$78	$29	$361	$67	$45	$86	$—	$—	$—	$—	$—	$—	$94	$—

Fund share transactions:
Shares sold	6,384	460	20,275	9,303	1,060	895	5,842	4,591	1,587	1,238	38,391	32,721	1,599	2,191
Reinvested distributions	117	65	671	509	6	—	—	—	—	—	576	80	1	—

	6,501	525	20,946	9,812	1,066	895	5,842	4,591	1,587	1,238	38,967	32,801	1,600	2,191
Shares repurchased	(741)	(510)	(6,598)	(2,393)	(623)	(1,017)	(2,029)	(2,527)	(840)	(640)	(22,350)	(44,029)	(2,126)	(1,388)

Net increase (decrease) in fund shares	5,760	15	14,348	7,419	443	(122)	3,813	2,064	747	598	16,617	(11,228)	(526)	803

See accompanying Notes to Financial Statements.

28-29 Spread

FINANCIAL HIGHLIGHTS

BUFFALO BALANCED FUND

	YEARS ENDED MARCH 31,
Condensed data for a share of capital stock outstanding throughout the period.	2004	2003	2002(1)	2001	2000

Net asset value, beginning of year	$7.27	$9.27	$8.97	$9.86	$8.87

Income from investment operations:
Net investment income	0.29	0.20	0.33	0.35	0.57
Net gains (losses) on securities
(both realized and unrealized)	2.12	(1.99)	0.23	(0.79)	0.87

Total from investment operations	2.41	(1.79)	0.56	(0.44)	1.44

Less distributions:
Dividends from net investment income	(0.30)	(0.21)	(0.26)	(0.45)	(0.45)
Distributions from capital gains	—	—	—	—	—

Total distributions	(0.30)	(0.21)	(0.26)	(0.45)	(0.45)

Net asset value, end of year	$9.38	$7.27	$9.27	$8.97	$9.86

Total return	33.50%	(19.32%)	6.48%	(4.58%)	16.78%

Ratios/Supplemental Data
Net assets, end of year (in millions)	$77	$18	$23	$28	$29
Ratio of expenses to average net assets	1.05%	1.10%	1.08%	1.06%	1.05%
Ratio of net investment income to average net assets	3.47%	2.60%	2.71%	3.72%	5.82%
Portfolio turnover rate	32%	45%	12%	68%	33%

(1)	As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the period ended March 31, 2002 was to decrease net investment income per share by less than 1/2 of a cent, increase net realized and unrealized gains and losses per share by less than 1/2 of a cent, and the ratio of net investment income to average net assets per share was unchanged. Per share, ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

BUFFALO HIGH YIELD FUND

	YEARS ENDED MARCH 31,
Condensed data for a share of capital stock outstanding throughout the period.	2004	2003	2002(1)	2001	2000

Net asset value, beginning of year	$9.86	$9.87	$10.24	$10.21	$10.74

Income from investment operations:
Net investment income	0.43	0.55	0.73	1.05	1.05
Net gains (losses) on securities
(both realized and unrealized)	1.38	0.01	(0.34)	0.02	(0.54)

Total from investment operations	1.81	0.56	0.39	1.07	0.51

Less distributions:
Dividends from net investment income	(0.43)	(0.57)	(0.76)	(1.04)	(1.04)
Distributions from capital gains	—	—	—	—	—

Total distributions	(0.43)	(0.57)	(0.76)	(1.04)	(1.04)

Net asset value, end of year	$11.24	$9.86	$9.87	$10.24	$10.21

Total return	18.56%	5.95%	3.95%	11.16%	4.83%

Ratios/Supplemental Data
Net assets, end of year (in millions)	$324	$143	$70	$42	$44
Ratio of expenses to average net assets	1.03%	1.03%	1.04%	1.04%	1.04%
Ratio of net investment income to average net assets	3.89%	6.24%	7.63%	10.30%	9.05%
Portfolio turnover rate	51%	33%	36%	54%	16%

(1)	As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the period ended March 31, 2002 was to decrease net investment income per share by less than 1/2 of a cent, increase net realized and unrealized gains and losses per share by less than 1/2 of a cent, and decrease the ratio of net investment income to average net assets from 7.73% to 7.63%. Per share, ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

BUFFALO LARGE CAP FUND

	YEARS ENDED MARCH 31,
Condensed data for a share of capital stock outstanding throughout the period.	2004	2003	2002	2001	2000

Net asset value, beginning of year	$12.57	$18.14	$17.99	$21.91	$16.95

Income from investment operations:
Net investment income (loss)	0.01	0.03	(0.03)	0.04	0.01
Net gains (losses) on securities
(both realized and unrealized)	5.02	(5.60)	0.39	(1.98)	5.21

Total from investment operations	5.03	(5.57)	0.36	(1.94)	5.22

Less distributions:
Dividends from net investment income	(0.03)	—	(0.01)	(0.03)	(0.01)
Distributions from capital gains	—	—	(0.20)	(1.95)	(0.25)

Total distributions	(0.03)	—	(0.21)	(1.98)	(0.26)

Net asset value, end of year	$17.57	$12.57	$18.14	$17.99	$21.91

Total return	40.05%	(30.71%)	2.06%	(9.86%)	31.07%

Ratios/Supplemental Data
Net assets, end of year (in millions)	$58	$36	$54	$43	$34
Ratio of expenses to average net assets	1.04%	1.06%	1.06%	1.04%	1.05%
Ratio of net investment income (loss) to average net assets	0.10%	0.21%	(0.17%)	0.17%	0.04%
Portfolio turnover rate	41%	16%	7%	27%	27%

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

BUFFALO MID CAP FUND

	YEARS ENDED MARCH 31,		FOR THE PERIOD FROM DECEMBER 17, 2001 (INCEPTION) TO MARCH 31, 2002
Condensed data for a share of capital stock outstanding throughout the period.	2004	2003

Net asset value, beginning of period	$7.54	$10.12	$10.00

Income from investment operations:
Net investment loss	(0.04)	(0.04)	(0.01)
Net gains (losses) on securities
(both realized and unrealized)	4.93	(2.54)	0.13

Total from investment operations	4.89	(2.58)	0.12

Less distributions:
Dividends from net investment income	—	—	—
Distributions from capital gains	—	—	—

Total distributions	—	—	—

Net asset value, end of period	$12.43	$7.54	$10.12

Total return*	64.85%	(25.49%)	1.20%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$112	$39	$32
Ratio of expenses to average net assets**	1.03%	1.10%	1.16%
Ratio of net investment loss to average net assets**	(0.48%)	(0.59%)	(0.71%)
Portfolio turnover rate	24%	8%	3%

 * Total return not annualized for periods less than one full year

** Annualized for periods less than one full year

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

BUFFALO SCIENCE & TECHNOLOGY FUND

	YEARS ENDED MARCH 31,		FOR THE PERIOD FROM APRIL16, 2001 (INCEPTION) TO MARCH 31, 2002
Condensed data for a share of capital stock outstanding throughout the period.	2004	2003

Net asset value, beginning of period	$6.01	$10.18	$10.00

Income from investment operations:
Net investment loss	(0.04)	(0.05)	(0.05)
Net gains (losses) on securities
(both realized and unrealized)	5.07	(4.12)	0.23

Total from investment operations	5.03	(4.17)	0.18

Less distributions:
Dividends from net investment income	—	—	—
Distributions from capital gains	—	—	—

Total distributions	—	—	—

Net asset value, end of period	$11.04	$6.01	$10.18

Total return*	83.69%	(40.96%)	1.80%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$35	$15	$19
Ratio of expenses to average net assets**	1.03%	1.23%	1.17%
Ratio of net investment loss to average net assets**	(0.55%)	(0.73%)	(0.77%)
Portfolio turnover rate	38%	26%	4%

 * Total return not annualized for periods less than one full year

** Annualized for periods less than one full year

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

BUFFALO SMALL CAP FUND

	YEARS ENDED MARCH 31,
Condensed data for a share of capital stock outstanding throughout the period.	2004	2003	2002	2001	2000

Net asset value, beginning of year	$13.79	$21.08	$14.97	$15.38	$9.49

Income from investment operations:
Net investment loss	(0.10)	(0.10)	(0.03)	(0.01)	(0.03)
Net gains (losses) on securities
(both realized and unrealized)	12.21	(7.16)	6.17	1.27	6.13

Total from investment operations	12.11	(7.26)	6.14	1.26	6.10

Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	(0.20)	(0.03)	(0.03)	(1.67)	(0.21)

Total distributions	(0.20)	(0.03)	(0.03)	(1.67)	(0.21)

Net asset value, end of year	$25.70	$13.79	$21.08	$14.97	$15.38

Total return	88.07%	(34.49%)	41.04%	8.95%	64.87%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$1,705	$686	$1,285	$53	$35
Ratio of expenses to average net assets	1.01%	1.02%	1.01%	1.04%	1.12%
Ratio of net investment loss to average net assets	(0.53%)	(0.55%)	(0.44%)	(0.12%)	(0.27%)
Portfolio turnover rate	22%	24%	6%	31%	42%

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

BUFFALO USA GLOBAL FUND

	YEARS ENDED MARCH 31,
Condensed data for a share of capital stock outstanding throughout the period.	2004	2003	2002	2001	2000

Net asset value, beginning of year	$13.04	$18.84	$17.48	$25.01	$16.27

Income from investment operations:
Net investment income (loss)	0.02	(0.01)	(0.06)	(0.01)	(0.03)
Net gains (losses) on securities
(both realized and unrealized)	6.12	(5.79)	1.42	(4.67)	9.71

Total from investment operations	6.14	(5.80)	1.36	(4.68)	9.68

Less distributions:
Dividends from net investment income	—	—	—	—	(0.02)
Distributions from capital gains	—	—	—	(2.85)	(0.92)

Total distributions	—	—	—	(2.85)	(0.94)

Net asset value, end of year	$19.18	$13.04	$18.84	$17.48	$25.01

Total return	47.11%	(30.79%)	7.78%	(19.80%)	60.72%

Ratios/Supplemental Data
Net assets, end of year (in millions)	$79	$61	$73	$49	$52
Ratio of expenses to average net assets	1.03%	1.04%	1.05%	1.03%	1.04%
Ratio of net investment income (loss) to average net assets	0.14%	(0.10%)	(0.39%)	(0.05%)	(0.16%)
Portfolio turnover rate	21%	7%	6%	17%	35%

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL
STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

The Buffalo Balanced Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo Funds (comprised of the Buffalo Mid Cap Fund and Buffalo Science & Technology Fund), Buffalo Small Cap Fund, Inc. and Buffalo USA Global Fund, Inc. (the “Funds”) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of the Buffalo Funds are issued in multiple series, with each series, in effect, representing a separate Fund. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

A. INVESTMENT VALUATION  — Corporate stocks and bonds traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and asked price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”).

Securities not currently traded or those securities with a price deemed to be unsatisfactory are valued at fair value as determined in good faith under procedures approved by the Boards of Directors/Trustees. If events occur that will affect the value of a Fund’s portfolio securities before the NAV has been calculated, the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to a Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of March 31, 2004, the Buffalo Balanced Fund and Buffalo High Yield Fund held fair valued securities with market values of $198 and $249, respectively or 0.00% and 0.00% of total net assets, respectively.

Securities with maturities of 60 days or less when acquired or subsequently within 60 days of maturity are valued at amortized cost, which approximates market value.

B.  FEDERAL INCOME TAXES  — Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

C. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME  — Investment transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis. All discounts/premiums are accreted/amortized for financial reporting purposes and are included in interest income.

D. DISTRIBUTIONS TO SHAREHOLDERS  — Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for premium amortization on debt securities and deferral of post October and wash sale losses.

E. USE OF ESTIMATES — The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

NOTES TO FINANCIAL
STATEMENTS (Continued)

2.  FEDERAL TAX MATTERS:

The tax character of distributions paid during the years ended March 31, 2004 and March 31, 2003 were as follows:

	YEAR ENDED MARCH 31, 2004			YEAR ENDED MARCH 31, 2003

	ORDINARY INCOME	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL	ORDINARY INCOME	LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL

Buffalo Balanced Fund	$1,472,676	$—	$—	$527,773	$—	$—
Buffalo High Yield Fund	8,970,699	—	—	6,184,954	—	—
Buffalo Large Cap Fund	87,501	—	—	—	—	—
Buffalo Mid Cap Fund	—	22,700	—	—	—	—
Buffalo Science & Technology Fund	—	—	—	—	—	—
Buffalo Small Cap Fund	—	15,401,507	—	—	1,469,739	17,010
Buffalo USA Global Fund	12,570	—	—	—	—	—

Total distributions paid differ from the Statements of Changes in Net Assets due primarily to the use of equalization debits for tax purposes.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

	ACCUMULATED NET REALIZED GAIN (LOSS)	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	PAID IN CAPITAL

Buffalo Balanced Fund	$(76,621)	$75,974	$647
Buffalo High Yield Fund	(320,459)	325,971	(5,512)
Buffalo Large Cap Fund	148	(167)	19
Buffalo Mid Cap Fund	(51,409)	330,003	(278,594)
Buffalo Science & Technology Fund	(1)	142,380	(142,379)
Buffalo Small Cap Fund	(2,523,659)	6,755,394	(4,231,735)
Buffalo USA Global Fund	689	(689)	—

The permanent differences primarily relate to net operating losses, sales of securities with differing book and tax methods of amortization and litigation proceeds received on sold securities.

As of March 31, 2004, the components of accumulated earnings (losses) on a tax basis were as follows:

	BUFFALO BALANCED FUND	BUFFALO HIGH YIELD FUND	BUFFALO LARGE CAP FUND	BUFFALO MID CAP FUND	BUFFALO SCIENCE & TECHNOLOGY FUND	BUFFALO SMALL CAP FUND	BUFFALO USA GLOBAL FUND

Cost of investments(a)	$73,762,928	$308,036,026	$51,927,626	$101,548,686	$28,344,127	$1,273,174,129	$65,220,503

Gross unrealized appreciation	6,443,075	18,980,974	9,168,045	21,856,846	8,366,355	472,591,085	18,680,468
Gross unrealized depreciation	(3,472,831)	(4,822,492)	(3,479,607)	(2,325,252)	(2,088,173)	(53,130,223)	(4,798,711)

Net unrealized appreciation	2,970,244	14,158,482	5,688,438	19,531,594	6,278,182	419,460,862	13,881,757

Undistributed ordinary income	160,379	920,244	44,485	—	—	—	94,079
Undistributed long-term
capital gain	—	—	—	1,313,387	—	17,203,254	—

Total distributable earnings	160,379	920,244	44,485	1,313,387	—	17,203,254	94,079

Other accumulated
gains (losses)	(5,480,362)	(3,986,903)	(4,101,006)	—	(1,275,733)	—	(3,505,439)

Total accumulated
earnings (losses)	$(2,349,739)	$11,091,823	$1,631,917	$20,844,981	$5,002,449	$436,664,116	$10,470,397

(a)Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes.

As of March 31, 2004, the accumulated net realized loss on sales of investments and losses deferred for federal income tax purposes which are available to offset future taxable gains are as follows:

	CAPITAL LOSS CARRYOVER	EXPIRES

Buffalo Balanced Fund	$2,546,950	2007
	2,192,010	2009
	226,010	2011
	515,392	2012
Buffalo High Yield Fund	3,986,903	2011
Buffalo Large Cap Fund	757,457	2010
	2,333,606	2011
	1,009,943	2012
Buffalo Science & Technology Fund	1,064,579	2011
Buffalo USA Global Fund	3,505,439	2011

The Buffalo Science & Technology Fund incurred a loss for tax purposes from November 1, 2003 to March 31, 2004 in the amount of $211,154. As permitted by tax regulations, the Fund intends to elect to defer and treat this loss as arising in the fiscal year ended March 31, 2005.

For the fiscal year ended March 31, 2004 certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income were as follows (unaudited):

Buffalo Balanced Fund	37%
Buffalo High Yield Fund	6%
Buffalo Large Cap Fund	100%
Buffalo USA Global Fund	100%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2004 were as follows (unaudited):

Buffalo Balanced Fund	34%
Buffalo High Yield Fund	5%
Buffalo Large Cap Fund	100%
Buffalo USA Global Fund	100%

3. TRANSACTIONS WITH AFFILIATES:

Management fees are paid to Kornitzer Capital Management, Inc. at the rate of 1% per annum of the average daily net asset values of the Funds for services which include administration, and all other operating expenses of the Funds except the cost of acquiring and disposing of portfolio securities, the taxes, if any, imposed directly on the Funds and its shares, insurance, certain director expenses and the cost of qualifying the Funds’ shares for sale in any jurisdiction. Certain officers and/or directors/trustees of the Funds are also officers and/or directors of Kornitzer Capital Management, Inc.

A director/trustee of the Funds is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Funds.

4. REDEMPTION FEE:

Shares of the Buffalo High Yield Fund sold or exchanged within 180 days of their purchase are subject to a redemption fee of 2% of the value of the shares sold or exchanged. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains). The redemption fee is retained by the Fund and will help pay transaction and tax costs that long-term investors may bear when the Fund realizes capital gains as a result of selling securities to meet investor redemptions.

NOTES TO FINANCIAL
STATEMENTS (Continued)

5. INVESTMENT TRANSACTIONS:

The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the year ended March 31, 2004, were as follows:

	BUFFALO BALANCED FUND	BUFFALO HIGH YIELD FUND	BUFFALO LARGE CAP FUND	BUFFALO MID CAP FUND	BUFFALO SCIENCE & TECHNOLOGY FUND	BUFFALO SMALL CAP FUND	BUFFALO USA GLOBAL FUND

Purchases	$55,323,673	$116,471,817	$18,884,290	$47,009,488	$14,725,064	$459,543,765	$15,179,885
Proceeds from Sales	$12,517,348	$70,698,868	$17,773,095	$14,943,463	$9,177,754	$250,549,878	$26,117,568

Purchases and proceeds from sales of long-term U.S. government securities for the Buffalo High Yield Fund were $0 and $7,500,000, respectively.

There were no purchases or sales of long-term U.S. government securities for any other Funds during the year ended

March 31, 2004.

6. OTHER AFFILIATES:*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies held in the Buffalo Small Cap Fund as of March 31, 2004 amounted to $126,344,796 representing 7.41% of net assets. There were no affiliated companies held in any of the other Funds. Transactions in the Buffalo Small Cap Fund during the year ended March 31, 2004 in which the issuer was an “affiliated person” are as follows:

	AMERISTAR CASINOS, INC.	J. JILL GROUP INC.	ULTIMATE ELECTRONICS, INC.	WMS INDUSTRIES INC.	TOTAL

March 31, 2003
Balance
Shares	—	—	845,050	—	845,050
Cost	$—	$—	$20,462,921	$—	$20,462,921
Gross Additions
Shares	103,100	278,650	25,000	94,800	501,550
Cost	$1,976,982	$3,654,456	$283,440	$2,457,993	$8,372,871
Gross Deductions
Shares	—	—	—	—	—
Cost	$—	$—	$—	$—	$—
March 31, 2004
Balance
Shares	1,400,493	1,253,040	870,050	1,538,250	5,061,833
Cost	$29,331,370	$19,167,093	$20,746,361	$33,642,625	$102,887,449

Realized gain	$—	$—	$—	$—	$—

Investment income	$—	$—	$—	$—	$—

*	As a result of the Buffalo Small Cap Fund’s beneficial ownership of the common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the “affiliated persons” are affiliates of the Distributor, Advisor, Funds or any other client of the Advisor.

This report has been prepared for the information of the shareholders of the Funds, and is not to be construed as an offering of the shares of the Funds. Shares of the Funds are offered only by the Prospectus, a copy of which may be obtained from Buffalo Funds c/o U.S. Bancorp Fund Services, LLC, 1-800-49-BUFFALO or at www.buffalofunds.com (05/04).

REPORT OF
INDEPENDENT AUDITORS

The Boards of Directors/Trustees and Shareholders of
Buffalo Balanced Fund, Inc.
Buffalo High Yield Fund, Inc.
Buffalo Large Cap Fund, Inc.
Buffalo Funds
Buffalo Small Cap Fund, Inc.
Buffalo USA Global Fund, Inc.:

      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Buffalo Balanced Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo Funds (comprised of the Buffalo Mid Cap Fund and Buffalo Science & Technology Fund), Buffalo Small Cap Fund, Inc. and Buffalo USA Global Fund, Inc. (the Funds) as of March 31, 2004, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds referred to above at March 31, 2004, and the results of their operations, changes in their net assets and financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Kansas City, Missouri

April 30, 2004

NOTICE TO
SHAREHOLDERS

Directors/Trustees and Officers of the Funds (unaudited)

The management and affairs for the Funds are supervised by the Directors/Trustees under the laws of the particular Fund’s state of registration. The Directors/Trustees and executive officers of the Funds and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period.

NAME, AGE AND ADDRESS	POSITION(S) HELD WITH FUNDS	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN COMPLEX OVERSEEN BY DIRECTOR/TRUSTEE	OTHER DIRECTORSHIPS HELD BY DIRECTOR/TRUSTEE

INTERESTED DIRECTORS/TRUSTEES

[1] Kent W. Gasaway (43) 5420 West 61st Place Shawnee Mission, KS 66205	President, Treasurer and Director/ Trustee	One year term and served since inception.	Senior Vice President, Kornitzer Capital Management, Inc. (management company).	Seven	None

[1] Joseph C. Neuberger (41) 615 E. Michigan Street Milwaukee, WI 53202	Chairman and Director/ Trustee	One year term and served since May 2003.	Senior Vice President, U.S. Bancorp Fund Services, LLC (1994 – present).	Seven	Trustee, MUTUALS.com (an open-end investment company with four portfolios); Trustee, Zodiac Trust (an open- end investment company with one portfolio)
NON-INTERESTED DIRECTORS/TRUSTEES

Thomas S. Case (62) 515 Piney Creek Road Reno, NV 89511	Director/ Trustee	One year term and served since inception.	Retired.	Seven	None

Gene M. Betts (51) Sprint Corporation 6200 Sprint Parkway Overland Park, KS 66251	Director/ Trustee	One year term and served since February 2001.	Senior Vice President and Treasurer, Sprint Corp. (telecommunications company); and formerly Senior Vice President Corporate Finance, Sprint Corp.	Seven	None

J. Gary Gradinger (59) Golden Star Inc. 400 East 10th Avenue North Kansas City, MO 64116	Director/ Trustee	One year term and served since February 2001.	Chairman, President and Chief Executive Officer, Golden Star Inc. (manufacturer of textile cleaning products).	Seven	None

Philip J. Kennedy (57) Department of Business Administration Penn State Shenango 147 Shenango Avenue Sharon, PA 16146	Director/ Trustee	One year term and served since May 1995.	Associate Professor and Chair of Accounting, Business Administration and Entrepreneurship, Benedictine College; formerly Associate Professor, Slippery Rock University.	Seven	None

OFFICERS OF THE FUNDS

Katharine A. Barry (29) 615 E. Michigan Street Milwaukee, WI 53202	Vice President	One year term and served since May 2003.	Assistant Vice President, U.S. Bancorp Fund Services, LLC (1998-present); Associate, Arthur Andersen LLP (1996-1998).	N/A	N/A

Chad E. Fickett (30) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	One year term and served since November 2003.	Assistant Vice President, U.S. Bancorp Fund Services, LLC (July 2000 -present).	N/A	N/A

[1]	Each of these Directors/Trustees may be deemed to be an “interested person” of the Funds as that term is defined in the Investment Company Act of 1940, as amended. Messrs. Neuberger and Gasaway are interested Directors/Trustees due to their employment by U.S. Bancorp Fund Services, LLC and Kornitzer Capital Management, Inc., respectively. U.S. Bancorp Fund Services, LLC is the Funds’ Registered Transfer Agent. Kornitzer Capital Management, Inc. is the Funds’ Advisor.

The Statement of Additional Information (“SAI”) includes additional information about the Fund Directors/Trustees and is available upon request without charge by calling 1-800-49-BUFFALO, or writing Buffalo Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (05/04).

A NOTE ON FORWARD-LOOKING STATEMENTS

  Except for historical information contained in this annual report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on these reports include the accuracy of the adviser’s or portfolio manger’s forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

PROXY VOTING POLICES AND PROCEDURES

  The Buffalo Funds have adopted proxy voting polices and procedures that delegate to Kornitzer Capital Management, Inc., the Funds’ investment adviser, the authority to vote proxies. A description of the Buffalo Funds proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

BUFFALO FUNDS

Balanced Fund

High Yield Fund

Large Cap Fund

Mid Cap Fund

Science & Technology Fund

Small Cap Fund

USA Global Fund

1-800-49-BUFFALO

(1-800-492-8332)

www.buffalofunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that there is at least one audit committee financial expert serving on its audit committee. Gene M. Betts and Philip J. Kennedy are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 03/31/2004	FYE 03/31/2003

Audit Fees	$12,157	$10,821
Audit-Related Fees	$429	$0
Tax Fees	$1,721	$1,600
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

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The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 03/31/2004	FYE 03/31/2003

Registrant	$0	$0
Registrant's Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable for periods ending before July 9, 2004.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal half-year that materially affected, or were reasonably likely to materially affect, the registrant’s internal control over financial reporting.

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Item 11. Exhibits.

(a) (1)	Any code of ethics or amendment thereto. Filed herewith.

(a) (2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Buffalo Large Cap Fund, Inc.

By (Signature and Title) /s/ Kent W. Gasaway
Kent W. Gasaway, President and Treasurer

Date May 27, 2004

                Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Kent W. Gasaway
Kent W. Gasaway, President and Treasurer

Date May 27, 2004

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